E.piphany Announces Second Quarter Results


SAN MATEO, Calif. - July 24, 2003 - E.piphany, Inc. (Nasdaq:EPNY) today announced results for the quarter ended June 30, 2003.

         For the quarter ended June 30, 2003, the company reported revenues of $22.2 million, compared to revenues of $19.4 million in the second quarter of 2002. Second quarter license revenues were $9.5 million and service revenues were $12.6 million, representing 43% and 57% of total revenues, respectively. Net loss under generally accepted accounting principles ("GAAP") for the quarter was $9.4 million, or $(0.13) per share, compared to a net loss under GAAP of $26.3 million, or $(0.37) per share during the second quarter of 2002. On a non-GAAP basis, net loss for the quarter excluding the amortization of purchased technology and intangibles, stock-based compensation and restructuring costs was $6.7 million, or $(0.09) per share, compared to a non-GAAP net loss of $12.3 million, or $(0.17) per share during the second quarter of 2002.

         For the six months ended June 30, 2003, E.piphany reported total revenues of $44.7 million, compared to revenues of $41.5 million for the same period in 2002. The net loss under GAAP for the 2003 six month period was $20.3 million, or $(0.28) per share, compared to a net loss under GAAP of $43.3 million, or $(0.61) per share during the same period in 2002. On a non-GAAP basis, net loss for the six month period excluding the amortization of purchased technology and intangibles, stock-based compensation and restructuring costs was $13.4 million, or $(0.18) per share, compared to a non-GAAP net loss of $25.8 million, or $(0.36) per share during the six month period in 2002.

         E.piphany also announced today several changes to its management structure. Roger Siboni will remain Chairman of the Board of Directors, Karen Richardson has been promoted to Chief Executive Officer and has been named a director of the company, and Phil Fernandez has been promoted to President and Chief Operating Officer. (See separate release)

         Roger Siboni, Chairman, commented, "We are very pleased with our execution this quarter. Over the past year, we have systematically built a product and customer success story around our E.6 suite of applications, while at the same time creating an organization that is more focused on achieving profitability. It is on this foundation that we now take the next step of promoting Karen and Phil to their new roles, allowing me to focus all my energies on helping the sales organization drive our E.6 products and vision into the marketplace."

     Karen Richardson, CEO, added, "While the environment for selling software remains challenging, we continue to achieve the strategic milestones that we set for ourselves over a year ago. We have been successful because we have aligned the company around a smaller set of objectives and then executed very well against those objectives. The results can be seen in the success of E.6 across each of our Marketing, Sales, Service and Interaction Advisor product lines. We added 8 new customers in the quarter, including Banco de Credito de Inversiones, Interval International, Lifetouch Studios, Park Place Entertainment, Swisscom and Telus Mobility. Additionally, we have continued to substantially grow our existing engagements at customers such as AT&T Wireless and California State Automobile Association."

          Kevin Yeaman, chief financial officer, added, "Our balance sheet at the end of the quarter remains strong with cash and investments of $269 million, and DSOs of 32 days.


About E.piphany

          E.piphany is a leading provider of marketing, sales, and service solutions for the largest global enterprises. The company's integrated CRM suite, the E.piphany E.6 software solution, is driven by real-time intelligence to enable global businesses to understand their customers and take the optimal actions to improve customer satisfaction, increase revenue, and reduce costs. E.piphany E.6 solutions are built on the industry's most advanced, component-based CRM platform, resulting in fast and easy deployment and adoption. Leading companies, including more than 35 of the Fortune 100, use E.piphany software products to enhance their customers' experiences, enable organizational effectiveness, and drive value. With worldwide headquarters in San Mateo, California, E.piphany serves customers in more than 40 countries around the world. For more information, visit us at www.epiphany.com.


          This press release contains forward-looking statements relating to E.piphany's continued achievement of strategic milestones and balance sheet strength. Actual results could differ materially from such forward-looking statements. Factors that could cause actual results to differ materially from the forward-looking statements include the degree of interest in and acceptance of E.piphany's new products, increases in the length of E.piphany's sales cycles, reduced IT spending by customers and potential customers, the introduction of new products and services by competitors and intense competition generally, our ability to hire and retain qualified personnel, and general and industry-specific economic conditions. These factors and others are described in more detail in the our public reports filed with the Securities and Exchange Commission, such as those discussed in the "Risk Factors" section included in our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and in our prior press releases. E.piphany assumes no duty to update forward-looking statements.

     This press release includes certain non-GAAP financial measures, including non-GAAP net loss and net loss per share amounts, that exclude the amortization of purchased technology and intangibles, stock-based compensation and restructuring costs. These non-GAAP financial measures are not prepared in accordance with generally accepted accounting principles and may be different from non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered as a substitute for measures of financial performance prepared in accordance with GAAP. E.piphany's management believes that these non-GAAP financial measures provide meaningful supplemental information regarding the performance of the company's business operations. These measures also facilitate management's internal comparisons to our historical operating results and to our competitors' operating results, operational forecasting and budgeting. E.piphany has reported similar non-GAAP financial measures to our investors in the past and believes that the inclusion of comparative numbers at this time provides consistency in our financial reporting. Investors and potential investors are encouraged to review the reconciliation of the non-GAAP financial measures contained within this press release with their most directly comparable GAAP financial results.


Contact:
         Todd Friedman, E.piphany, 650.356.3934, tfriedman@epiphany.com

                               (tables to follow)

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                                E.PIPHANY, INC.
                CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

                    (in thousands, except per share amounts)


                                                                     Three months ended       Six months ended

                                                                    6/30/2003   6/30/2002   6/30/2003   6/30/2002
                                                                    ---------   ---------   ---------   ---------

Revenues:
     Product license                                                 $  9,539    $  6,817    $ 19,930    $ 17,728
     Services                                                          12,619      12,581      24,739      23,816
                                                                     --------    --------    --------    --------
             Total revenues                                            22,158      19,398      44,669      41,544
                                                                     --------    --------    --------    --------

Cost of revenues:
     Product license                                                      412         324         664         570
     Services                                                           7,454       8,030      15,018      16,194
     Amortization of purchased technology                               1,470       2,424       3,298       4,856
                                                                     --------    --------    --------    --------
             Total cost of revenues                                     9,336      10,778      18,980      21,620
                                                                     --------    --------    --------    --------

             Gross profit                                              12,822       8,620      25,689      19,924
                                                                     --------    --------    --------    --------

Operating expenses:
     Research and development                                           8,193       8,950      16,753      17,566
     Sales and marketing                                               11,074      12,747      23,390      29,674
     General and administrative                                         2,915       3,141       5,489       6,387
     Restructuring costs                                                1,079      11,228       3,322      11,722
     Amortization of purchased intangibles                                101         216         253         432
     Stock-based compensation                                              12         168          39         545
                                                                     --------    --------    --------    --------
             Total operating expenses                                  23,374      36,450      49,246      66,326
                                                                     --------    --------    --------    --------

             Operating loss                                           (10,552)    (27,830)    (23,557)    (46,402)


Other income, net                                                       1,144       1,540       3,248       3,096
                                                                     --------    --------    --------    --------
             Net loss                                                $ (9,408)   $(26,290)   $(20,309)   $(43,306)
                                                                     ========    ========    ========    ========
             Basic and diluted net loss per share                    $  (0.13)   $  (0.37)   $  (0.28)   $  (0.61)
                                                                     ========    ========    ========    ========
             Shares used in computing basic and
               diluted net loss per share                              73,400      71,704      73,115      71,190
                                                                     ========    ========    ========    ========

Non-GAAP financial measures and reconciliation
             Net loss                                                  (9,408)    (26,290)    (20,309)    (43,306)
             Less: Amortization of purchased technology                 1,470       2,424       3,298       4,856
             Less: Restructuring costs                                  1,079      11,228       3,322      11,722
             Less: Amortization of purchased intangibles                  101         216         253         432
             Less: Stock-based compensation                                12         168          39         545
                                                                     --------    --------    --------    --------
             Net loss excluding restructuring costs and certain
                non-cash items                                       $ (6,746)   $(12,254)    (13,397)    (25,751)
                                                                     ========    ========    ========    ========
             Basic and diluted net loss per share excluding
                restructuring costs and certain non-cash items       $  (0.09)   $  (0.17)      (0.18)      (0.36)
                                                                     ========    ========    ========    ========
             Shares used in computing basic
               and diluted net loss per share                          73,400      71,704      73,115      71,190
                                                                     ========    ========    ========    ========



                                 E.PIPHANY, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS

                                 (in thousands)

                                          ASSETS                    6/30/2003       12/31/2002
                                          ------                    ---------       ---------
Current assets:
     Cash and cash equivalents                                    $   103,498    $    93,435
     Short-term investments                                            18,689         69,279
     Accounts receivable, net                                           7,886          6,852
     Prepaid expenses and other assets                                  5,024          7,389
     Short-term restricted cash                                         1,917          1,191
                                                                  -----------    -----------

                    Total current assets                              137,014        178,146


Long-term investments                                                 137,491        115,068
Long-term restricted cash                                               7,267          7,984
Property and equipment, net                                             9,219         12,269
Goodwill, net                                                          81,499         81,499
Purchased intangibles, net                                              2,197          5,748
Other assets                                                            1,927          2,553
                                                                  -----------    -----------

                                                                  $   376,614    $   403,267
                                                                  ===========    ===========

                           LIABILITIES AND STOCKHOLDERS' EQUITY
                           ------------------------------------
Current liabilities:
     Current portion of capital lease obligations                 $        55    $       156
     Accounts payable                                                   1,260          2,417
     Accrued liabilities                                                7,217          8,280
     Accrued compensation                                               8,209          9,064
     Current portion of restructuring costs                             7,588          8,206
     Deferred revenue                                                  16,238         20,526
                                                                  -----------    -----------

                    Total current liabilities                          40,567         48,649

Restructuring costs, net of current portion                            23,769         24,740
Other long-term liabilities                                               209            496
                                                                  -----------    -----------

                    Total liabilities                                  64,545         73,885

Stockholders' equity:

     Common stock                                                           7              7
     Additional paid-in capital                                     3,818,002      3,815,216
     Stockholders' notes receivable                                      (397)          (556)
     Accumulated and other comprehensive loss                             309            296
     Deferred compensation                                                (71)          (109)
     Accumulated deficit                                           (3,505,781)    (3,485,472)
                                                                  -----------    -----------

                    Total stockholders' equity                        312,069        329,382
                                                                  -----------    -----------


                                                                  $   376,614    $   403,267
                                                                  ===========    ===========


                                                                          -              -